Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

American Honda Finance Corporation (the “Company”)
Barclays Capital Inc. (“Barclays”)

BNP Paribas Securities Corp.

Mizuho Securities USA LLC

(together, the “Specified Parties”)

Re:	Honda Auto Receivables 2018-2 Owner Trust, Asset Backed Notes (the “Notes”) – Data File and XML File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in (i) an electronic data file entitled “2018-2 UWR01 B283 Mar2018 FAFS Avail Bank RegABII Short List wDlrSt 041018.txt” provided by the Company on April 10, 2018 (the “Data File”), containing certain information related to 108,993 motor vehicle retail installment sale contracts secured by new and used Honda and Acura automobiles and light-duty trucks (“Receivables”) as of March 31, 2018, and (ii) an electronic data file entitled “Honda_ex102_Mar2018_HAROT2018-2_B283_Prelim 2-0Bln.csv” provided by the Company on April 13, 2018, containing certain information related to 108,993 Receivables as of March 31, 2018 (the “XML File”), both related to a portfolio of Receivables which we were informed are intended to be included as collateral in the offering of the Notes. The Company is responsible for the specified attributes identified by the Company in the Data File and the XML File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

•	The term “rounding” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “DealerTrack” means the third-party software system used by the Company for the vehicle registration and titling process.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative
(“KPMG International”), a Swiss entity.

•	The term “Receivable File” means any file containing some or all of the following documents provided by the Company: Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, “Contract Information” screen shot from the Company’s Customer Account Servicing System (“CASS”), Certificate of Title, Title Application, “Title” screen shot from DealerTrack, Credit Application, Agreement to Furnish Insurance, and/or “Auto Finance Servicing System” screen shot. We make no representation regarding the validity, enforceability, or authenticity of such Receivable File documents.

I.	The Selected Receivables

We randomly selected a sample of Receivables from the Data File, utilizing a confidence level of 99.0%, an expected error rate of 2.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%, as instructed by the Company. The selection criteria resulted in a sample of 287 Receivables (the “Selected Receivables,” as listed in Exhibit A attached hereto).

II.	The Data File

A.	For each Selected Receivable, we compared the specified attributes listed below contained in the Data File to the corresponding information appearing in the Receivable File. The Specified Parties indicated that the absence of any of the documents noted below, or the inability to agree the indicated information from the Data File to the Receivable File, utilizing instructions provided by the Company, as applicable, for each of the specified attributes constituted an exception. The Receivable File documents are listed in the order of priority until such attribute was agreed.

Attribute	Receivable File/Instructions
First Payment Date	Installment Sale Contract and instructions provided by the Company described below
Receivable Number	Installment Sale Contract
Original Amount Financed	Installment Sale Contract
Number of Payments	Installment Sale Contract
Scheduled Monthly Payment	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter
Annual Percentage Rate (“APR”)	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and instructions provided by the Company described below
New vs. Used	Installment Sale Contract, Title Application, “Contract Information” screen shot from CASS, and instructions provided by the Company described below
Collateral Type (Honda or Acura)	Installment Sale Contract
Loan Type (Simple Interest)	Installment Sale Contract
Origination Date	Installment Sale Contract

2

Attribute	Receivable File/Instructions
Original Maturity Date	Installment Sale Contract and instructions provided by the Company described below
Model	Installment Sale Contract, “Collateral Information” screen shot from CASS
Current Maturity Date, if applicable	Installment Sale Contract, “Contract Information” screen shot from CASS, and instructions provided by the Company described below
Legal Owner or Lien Holder Name	Certificate of Title, Title Application, “Title” screen shot from DealerTrack, and instructions provided by the Company described below

For purposes of comparing First Payment Date, the Company instructed us to consider Selected Receivables with First Payment Dates on the 28th, 29th, 30th, or 31st of the month in the respective Installment Sale Contract to be in agreement if the Selected Receivable information in the Data File stated the First Payment Date was the first day of the following month. We were informed by the Company that CASS does not permit payment dates on the 28th, 29th, 30th, or 31st. Per the Company, CASS will adjust those dates to the first day of the following month and the Company will notify the obligors, via written notice, of the change in date.

For purposes of comparing APR, in the event the APR did not agree to the percentage stated in the Installment Sale Contract, we were instructed by the Company to compare the APR to the percentage stated in the Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, or recompute the APR by subtracting the applicable percentage stated in the Rate Modifier section in the Origenate Approval Form from the percentage stated in the Installment Sale Contract. We compared the recomputed APR to the APR in the Data File.

For purposes of comparing New vs. Used, in the event New vs. Used did not agree to the corresponding information in the Installment Sale Contract, we were instructed by the Company to compare New vs. Used to the Title Application or the “Contract Information” screen shot from CASS. We were further instructed by the Company to deem the vehicle to be “Used” if the vehicle was identified as “Certified” in the Title Application.

For purposes of comparing Original Maturity Date, in the event the Original Maturity Date was not stated in the Installment Sale Contract, we were instructed by the Company to recompute the Original Maturity Date by adding the Original Term per the Installment Sale Contract to the First Payment Date stated in the Installment Sale Contract. We compared the recomputed Original Maturity Date to the Original Maturity Date in the Data File.

For purposes of comparing Current Maturity Date, in the event the Current Maturity Date did not agree to the date stated in the Installment Sale Contract (i.e., the Original Maturity Date) or the recomputed Original Maturity Date, we were instructed by the Company to compare the Current Maturity Date to the date stated in the “Contract Information” screen shot from CASS.

For purposes of comparing Legal Owner or Lien Holder Name, we were instructed by the Company that the names “American Honda Finance,” “AHFC,” “Ahfc,” “American Honda Finance Corp,” “American Honda Fin Corp,” “American Honda Fin.,” “Honda Finance Corp,” “Am Honda Fin Corp,” “Honda Financial Services,” “Honda Finance Corporation,” “American Honda Corporation,” “Honda Finance,” “Honda American Fin Corp,” “American Honda Finance Co,” “American Honda Finance Corporation,” “American Honda Finance

3

Corpora,” “American Honda Finance Cor.,” “American Honda Fin Corp,” “American Honda Finance C,” “American Honda,” “American Honda Finance Inc,” “American Honda Financial Corp,” “American Honda Finan Corp,” “American Honda Finance Company,” “Amercn Honda Fin Corp,” “Amercn Fin Corp,” and “American Honda Finance Corporat” were acceptable Legal Owner or Lien Holder Names for the Company.

The information regarding the Selected Receivables in the Data File was found to be in agreement with the respective information appearing in the Receivable Files, except as noted in Exhibit B. Based on the procedures performed, there is a 99.0% confidence level that the maximum estimated error occurrence rate for each of the attributes does not exceed 5.0%. There were no conclusions that resulted from the procedures.

B.	In addition to the procedures described above, for each Selected Receivable, we observed the presence of the following in the Receivable File:

•	Credit Application

•	Agreement to Furnish Insurance

•	Truth-in-Lending Disclosure Statement (in Installment Sale Contract or Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter)

•	Signed Installment Sale Contract. We make no representation regarding the authenticity of the signature(s).

III.	The XML File

For each Selected Receivable, we compared the specified attributes listed below contained in the XML File to the corresponding information appearing in the Receivable File. The Specified Parties indicated that the absence of any of the documents noted below, or the inability to agree the indicated information from the XML File to the Receivable File and/or the Data File, utilizing instructions provided by the Company, as applicable, for each of the specified attributes constituted an exception. The Receivable File documents are listed in the order of priority until such attribute was agreed.

Attribute	Receivable File/Instructions
Original Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and instructions provided by the Company described below
Next Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and instructions provided by the Company described below
Reporting Period Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and instructions provided by the Company described below
Origination Date	Installment Sale Contract and instructions provided by the Company described below

4

First Payment Date	Installment Sale Contract and instructions provided by the Company described below
Maturity Date	Installment Sale Contract and instructions provided by the Company described below
Recomputed Original Loan Term	Installment Sale Contract and instructions provided by the Company described below
Recomputed Grace Period Number	Installment Sale Contract and instructions provided by the Company described below
Subvented	“Auto Finance Servicing System” screen shot and instructions provided by the Company described below
Current Delinquency Status	Auto Finance Servicing System screen shot

For purposes of comparing Original Interest Rate Percentage, Next Interest Rate Percentage, and Reporting Period Interest Rate Percentage, in the event the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage did not agree to the percentage stated in the Installment Sale Contract, we were instructed by the Company to compare the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage to the percentage stated in the Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, or recompute the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage by subtracting the applicable percentage stated in the Rate Modifier section in the Origenate Approval Form from the percentage stated in the Installment Sale Contract. We compared the recomputed Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage to the Original Interest Rate Percentage, Next Interest Rate Percentage, /or Reporting Period Interest Rate Percentage in the XML File.

For purposes of comparing Origination Date, the Company instructed us to compare the month and year of the Origination Date in the XML File to the month and year of the Origination Date in the Receivable File.

For purposes of comparing First Payment Date, the Company instructed us to consider Selected Receivables with First Payment Dates on the 28th, 29th, 30th, or 31st of the month in the respective Installment Sale Contract to be in agreement if the Selected Receivables information in the XML File stated the First Payment Date was the first day of the following month. We were informed by the Company that CASS does not permit payment dates on the 28th, 29th, 30th, or 31st. Per the Company, CASS will adjust those dates to the first day of the following month and the Company will notify the obligors, via written notice, of the change in date. The Company instructed us to compare the month and year of the First Payment Date in the XML File to the month and year of the First Payment Date in the Receivable File.

For purposes of comparing Maturity Date, in the event the Maturity Date was not stated in the Installment Sale Contract, the Company instructed us to recompute the Maturity Date by adding the Original Term per the Installment Sale Contract to the First Payment Date stated in the Installment Sale Contract. We compared the recomputed Maturity Date to the Maturity Date in the XML File. The Company instructed us to compare the month and year of the Maturity Date in the XML File to the month and year of the Maturity Date in the Receivable File or the recomputedMaturity Date.

For purposes of comparing Recomputed Original Loan Term, the Company instructed us to recompute the Original Loan Term as the difference in months between the “DATEMAT” and the “DATEORIG” fields in the Data File. We compared the Recomputed Orig inal Loan Term to the Original Loan Term in the XML File.

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For purposes of comparing Recomputed Grace Period Number, the Company instructed us to recompute the Grace Period Number as the difference in months between the “DATEFPAY” and the “DATEORIG” fields in the Data File. We compared the Recomputed Grace Period Number to the Grace Period Number in the XML File.

For purposes of comparing Subvented, the Company instructed us to compare the “Original Unearned Amount” field in the “Auto Finance Servicing System” screen shot to the value in the “Subvented” field in the XML File. If the “Original Unearned Amount” field contained an amount greater than zero, the Company instructed us to consider the Selected Receivable to be Subvented. If the “Original Unearned Amount” field was blank, the Company instructed us to consider the Selected Receivable to not be Subvented.

The information regarding the Selected Receivables in the XML File was found to be in agreement with the respective information appearing in the Receivable Files, except as noted in Exhibit C. Based on the procedures performed, there is a 99.0% confidence level that the maximum estimated error occurrence rate for each of the attributes does not exceed 5.0%. There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File and the XML File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on information included in the Data File, the XML File, the Receivable Files, and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Receivables, (ii) the reliability or accuracy of the Data File, the XML File, or the Receivable Files, which were used in our procedures, or (iii) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSRO’s, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, CA
May 8, 2018

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Exhibit A

The Selected Receivables

Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*
1	20182001	60	20182060	119	20182119	178	20182178	237	20182237
2	20182002	61	20182061	120	20182120	179	20182179	238	20182238
3	20182003	62	20182062	121	20182121	180	20182180	239	20182239
4	20182004	63	20182063	122	20182122	181	20182181	240	20182240
5	20182005	64	20182064	123	20182123	182	20182182	241	20182241
6	20182006	65	20182065	124	20182124	183	20182183	242	20182242
7	20182007	66	20182066	125	20182125	184	20182184	243	20182243
8	20182008	67	20182067	126	20182126	185	20182185	244	20182244
9	20182009	68	20182068	127	20182127	186	20182186	245	20182245
10	20182010	69	20182069	128	20182128	187	20182187	246	20182246
11	20182011	70	20182070	129	20182129	188	20182188	247	20182247
12	20182012	71	20182071	130	20182130	189	20182189	248	20182248
13	20182013	72	20182072	131	20182131	190	20182190	249	20182249
14	20182014	73	20182073	132	20182132	191	20182191	250	20182250
15	20182015	74	20182074	133	20182133	192	20182192	251	20182251
16	20182016	75	20182075	134	20182134	193	20182193	252	20182252
17	20182017	76	20182076	135	20182135	194	20182194	253	20182253
18	20182018	77	20182077	136	20182136	195	20182195	254	20182254
19	20182019	78	20182078	137	20182137	196	20182196	255	20182255
20	20182020	79	20182079	138	20182138	197	20182197	256	20182256
21	20182021	80	20182080	139	20182139	198	20182198	257	20182257
22	20182022	81	20182081	140	20182140	199	20182199	258	20182258
23	20182023	82	20182082	141	20182141	200	20182200	259	20182259
24	20182024	83	20182083	142	20182142	201	20182201	260	20182260
25	20182025	84	20182084	143	20182143	202	20182202	261	20182261
26	20182026	85	20182085	144	20182144	203	20182203	262	20182262
27	20182027	86	20182086	145	20182145	204	20182204	263	20182263
28	20182028	87	20182087	146	20182146	205	20182205	264	20182264
29	20182029	88	20182088	147	20182147	206	20182206	265	20182265
30	20182030	89	20182089	148	20182148	207	20182207	266	20182266
31	20182031	90	20182090	149	20182149	208	20182208	267	20182267
32	20182032	91	20182091	150	20182150	209	20182209	268	20182268
33	20182033	92	20182092	151	20182151	210	20182210	269	20182269
34	20182034	93	20182093	152	20182152	211	20182211	270	20182270
35	20182035	94	20182094	153	20182153	212	20182212	271	20182271
36	20182036	95	20182095	154	20182154	213	20182213	272	20182272
37	20182037	96	20182096	155	20182155	214	20182214	273	20182273
38	20182038	97	20182097	156	20182156	215	20182215	274	20182274
39	20182039	98	20182098	157	20182157	216	20182216	275	20182275
40	20182040	99	20182099	158	20182158	217	20182217	276	20182276
41	20182041	100	20182100	159	20182159	218	20182218	277	20182277
42	20182042	101	20182101	160	20182160	219	20182219	278	20182278
43	20182043	102	20182102	161	20182161	220	20182220	279	20182279
44	20182044	103	20182103	162	20182162	221	20182221	280	20182280
45	20182045	104	20182104	163	20182163	222	20182222	281	20182281
46	20182046	105	20182105	164	20182164	223	20182223	282	20182282
47	20182047	106	20182106	165	20182165	224	20182224	283	20182283
48	20182048	107	20182107	166	20182166	225	20182225	284	20182284
49	20182049	108	20182108	167	20182167	226	20182226	285	20182285
50	20182050	109	20182109	168	20182168	227	20182227	286	20182286
51	20182051	110	20182110	169	20182169	228	20182228	287	20182287
52	20182052	111	20182111	170	20182170	229	20182229
53	20182053	112	20182112	171	20182171	230	20182230
54	20182054	113	20182113	172	20182172	231	20182231
55	20182055	114	20182114	173	20182173	232	20182232
56	20182056	115	20182115	174	20182174	233	20182233
57	20182057	116	20182116	175	20182175	234	20182234
58	20182058	117	20182117	176	20182176	235	20182235
59	20182059	118	20182118	177	20182177	236	20182236

(*)	The Company has assigned a unique eight digit Receivable Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Customer Account Numbers

Exhibit B
Exception List (Data File)
Selected Receivable Number	Receivable Number	Attribute	Per Data File	Per Receivable File
48	20182048	First Payment Date	9/26/2015	9/28/2015
48	20182048	Original Maturity Date	8/26/2021	8/28/2021
48	20182048	Current Maturity Date	8/26/2021	8/28/2021
155	20182155	Origination Date	7/1/2017	6/30/2017
258	20182258	First Payment Date	1/4/2018	1/14/2018
258	20182258	Original Maturity Date	12/4/2022	12/14/2022
258	20182258	Current Maturity Date	12/4/2022	12/14/2022

Exhibit C
Exception List (XML File)
Selected Receivable Number	Receivable Number	Attribute	Per XML File	Per Receivable File
155	20182155	Origination Date	7/1/2017	6/30/2017